FIRST AMENDMENT TO THE LOAN AGREEMENT
                 AMONG MISSISSIPPI BUSINESS FINANCE CORPORATION
             (ACTING FOR AND ON BEHALF OF THE STATE OF MISSISSIPPI),
                   BANK OF MISSISSIPPI, AS SERVICING TRUSTEE,
            SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION AND
                              MERIDIAN LAMPS, INC.
--------------------------------------------------------------------------------

         THIS FIRST AMENDMENT (the "First Amendment") to that certain Loan Agreement dated November 1, 1994 (the "Loan Agreement"), among MISSISSIPPI BUSINESS FINANCE CORPORATION (acting for and on behalf of the State of Mississippi), BANK OF MISSISSIPPI, as Servicing Trustee, SUNTRUST BANK, CENTRAL, FLORIDA, NATIONAL ASSOCIATION, formerly as SunBank, National Association, and MERIDIAN LAMPS, INC., a Florida corporation qualified to do business in Mississippi, and is effective as of August 28, 1997, by and among all parties to the Loan Agreement.

         Capitalized terms used herein shall have the definitions given them in the Loan Agreement.

         SECTION 4.07 of the Loan Agreement is hereby omitted and the following is inserted into its place:

         SECTION 4.07. OPERATION OF PROJECT. The Company agrees that so long as any of the Bonds are outstanding it will operate the Project, or cause the Project to be operated, as an eligible project operated by a "private company" in accordance with the Act, unless (a) the Project is transferred pursuant
Section 6.01 of the Loan Agreement, or (b) the Loan is prepaid in accordance with Article 8 hereof, and the Bonds are economically defeased pursuant to
Section 1.142-2 of the Regulations promulgated by the Secretary of the United States Treasury, or any successor provision, with the prior written consent of MBFC and the Bank and the prior written opinion of Bond Counsel, at the expense of the Company, that the Loan has been prepaid in accordance with Article 8 hereof and such prepayment and defeasance will not violate the Act or cause the interest of the Bonds to become subject to federal income taxation.

         ARTICLE VIII of the Loan Agreement is hereby omitted and the following inserted into its place:

                                  ARTICLE VIII

                                OPTION TO PREPAY

         SECTION 8.01. PREPAYMENT RIGHTS. The Loan is subject to prepayment at the option of the Company, in whole or in part, on or after November 1, 1999. Any prepayment (a) must be approved in writing by the Bank and (2) include provision for payment Loan Payments, Rebate Requirement payments and any other amounts payable under the Note and hereunder, in a sum, payable in cash and/or Government Obligations, sufficient, together with interest earned on such Government Obligations and other funds held by MBFC and available for such purpose, (1) to redeem at the earliest redemption date or dates provided in the Bond Resolution, all or a portion of the Bonds then outstanding under the Bond Resolution at a redemption price equal to the principal amount thereof and premium, if any, (2) to pay in accordance with the Bond Resolution the interest which will become due on all such Bonds to the date fixed for redemption, and
(3) to pay (i) the Rebate Requirement accrued and to accrue through the date fixed for redemption, and (ii) all Administrative Expenses accrued through the date fixed for redemption. To the extent monies are used to prepay such amounts other than from a draw on the Direct Pay Letter of Credit, such monies will have been deposited with the Trustee or with the Escrow Agent, pursuant to Section 13 of the Bond Resolution, for a period of at least three hundred sixty-six (366) days prior to the prepayment of such amounts. Subject to the requirements of this Section 8.01, after such Company monies have been deposited for three hundred sixty-six (366) days, and upon receipt of an opinion of Bond Counsel which provides that the Bonds are legally defeased pursuant to this Agreement and the Bond Resolution, the Trustee and MBFC shall then execute any documents necessary to release MBFC's security on the Project, including the release and/or termination of any of the Deed of Trust, Security Agreement, and UCC-1 Financial Statements, if applicable, and terminate the Direct Pay Letter of Credit, or to take any further action to provide for the termination of the Direct Pay Letter of Credit, pursuant to such terms as may be agreed upon by MBFC, the Bank, and the Company.

         SECTION 8.02. SURVIVAL OF OBLIGATION. The Company's obligation to pay the Rebate Requirement due under this Agreement and all of the Company's representations as stated within Section 2.02 hereof shall survive the payment (or deemed payment) of all the amounts specified in Section 4.02(a) and (b) and
Section 8.01 hereof.

         EXHIBIT C of the Loan Agreement is hereby amended, and the following Permitted Encumbrance is added thereto:

                 3. That certain Lease Agreement dated the 6th day of August, 1997, by and between the Company and the Dart Company of Mississippi, Limited Liability Company, a memorandum of which is to be filed in the land records of the office of the Chancery Clerk of Lauderdale County, Mississippi.

         All other provisions of the Loan Agreement are confirmed in their entirety, and, in the event of any conflict, inconsistency, or any incongruity between the provisions of this First Amendment and the Loan Agreement, the provisions of this First Amendment shall in all respects govern and control. All notices required by Section 10.01 of the Loan Agreement are waived following execution of this First Amendment. This First Amendment may be executed in multiple counterparts, each of which shall constitute one and the same document.

(SEAL)                               MISSISSIPPI BUSINESS FINANCE
                                        CORPORATION (ACTING
                                        FOR AND ON BEHALF OF THE
                                        STATE OF MISSISSIPPI)

/s/ VERNON SMITH                   By:  /s/ BILL BARRY
-----------------------                 ------------------------------
Vernon Smith, Secretary                 Bill Barry, Executive Director


(SEAL)                                  BANK OF MISSISSIPPI
                                        AS SERVICING TRUSTEE
ATTEST:

/s/ DOYLE MOORHEAD                 By:  /s/ LISA NEELD
-----------------------                 ------------------------------
                                   Its: Trust Officer


(SEAL)                                  MERIDIAN LAMPS, INC.

ATTEST:                            By:  /s/ THOMAS M. BLUTH
                                        ------------------------------
/s/ DEAN RAPPAPORT                      Thomas M. Bluth, Secretary
-----------------------
Dean Rappaport, Vice President


(SEAL)                                  SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION

ATTEST:                            By:  /s/ [ILLEGIBLE]
                                        ------------------------------
/s/ MURIEL H. HYSONG               Its: Senior Vice President
-----------------------

                             ACKNOWLEDGMENT OF MBFC

STATE OF MISSISSIPPI )
                     ) SS:
COUNTY OF HINDS      )

         PERSONALLY APPEARED BEFORE ME, the undersigned notary public in and for the jurisdiction aforesaid, the within named BILL BARRY and VERNON SMITH, to me known, who acknowledged they are the Executive Director and Secretary, respectively, of the Mississippi Business Finance Corporation (acting for and on behalf of the State of Mississippi), a public corporation organized and existing under the laws of the State of Mississippi, and that for and on behalf of said corporation and as its act and deed, they signed and delivered the foregoing First Amendment to Loan Agreement as of the date therein mentioned with actual execution on the date of this acknowledgment, after having been first duly authorized so to do.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal, this the 25th day of August, 1997.

My Commission Expires:               /s/ DIANE B. BOYT
                                     ----------------------------------
MISSISSIPPI STATEWIDE NOTARY PUBLIC      NOTARY PUBLIC
MY COMMISSION EXPIRES JAN. 23, 2001
BONDED THRU STEBALL NOTARY SERVICE

                            ACKNOWLEDGMENT OF TRUSTEE

STATE OF MISSISSIPPI )
                     ) SS:
COUNTY OF HINDS      )

         PERSONALLY APPEARED BEFORE ME, the undersigned notary public in and for the jurisdiction aforesaid, the within named Doyle Moorhead and Lisa Neeld to me known, who acknowledged they are the V.P. & T.O. and Trust Officer, respectively of BANK OF MISSISSIPPI, a banking corporation organized and existing under the laws of Mississippi, and that for and on behalf of said banking corporation and as its act and deed, they signed and delivered the foregoing First Amendment to Loan Agreement as of the date therein mentioned with actual execution on the date of this acknowledgment, after having been first duly authorized so to do.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal, this the 28th day of August, 1997.

My Commission Expires:                      /s/ [ILLEGIBLE]
                                            ------------------------------
My Commission Expires February 28, 2000     NOTARY PUBLIC

                            ACKNOWLEDGMENT OF COMPANY

STATE OF FLORIDA )
                 ) SS:
COUNTY OF DADE   )

         PERSONALLY APPEARED BEFORE ME, the undersigned notary public in and for the jurisdiction aforesaid, the within named THOMAS M. BLUTH and DEAN RAPPAPORT, to me known, who acknowledged they are the SECRETARY and VICE PRESIDENT, respectively, of MERIDIAN LAMPS, INC., a Florida corporation, qualified to do business under the laws of the State of Mississippi, and that for and on behalf of said corporation, and as its act and deed, they signed and delivered the foregoing First Amendment to Loan Agreement as of the date therein mentioned with actual execution on the date of this acknowledgment, after having been first duly authorized so to do.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal, this the 26 day of August, 1997.

My Commission Expires:                /s/ MARIA ISABEL PINERES
                                      --------------------------------------
______________________                NOTARY PUBLIC

                                      MARIA ISABEL PINERES
                                      My Comm Exp. 3/09/2001
                                      Bonded By Service Ins
                                       No. CC628272
                                      [X] Personally Known   [ ] Other I.D.

                         ACKNOWLEDGMENT OF SUNTRUST BANK

STATE OF FLORIDA )
                 ) SS:
COUNTY OF ORANGE )

         PERSONALLY APPEARED BEFORE ME, the undersigned notary public in and for the jurisdiction aforesaid, the within named David E. Crow and H. Robert Neinken to me known, who acknowledged they are the Senior Vice President and Senior Vice President respectively of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking corporation, and that for and on behalf of said banking corporation and as its act and deed, they signed and delivered the foregoing First Amendment to Loan Agreement as of the date therein mentioned with actual execution on the date of this acknowledgment, after having been first duly authorized so to do.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal, this the 29th day of August, 1997.

My Commission Expires:                /s/ MURIEL H. HYSONG
                                      ---------------------------------------
MURIEL H. HYSONG                      NOTARY PUBLIC
COMMISSION # CC 542107
EXPIRES APR 28, 2000
BONDED THRU
ATLANTIC BONDING CO., INC.